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                                                                    EXHIBIT 10.9


                           INDEMNIFICATION AGREEMENT

     THIS AGREEMENT is made as of the ___ day of ___________, between IRVINE SENSORS CORPORATION, a Delaware corporation (the "Company"), and
________________________________________________________, an officer, member of the Board of Directors and/or key employee of the Company or a subsidiary thereof ("Indemnitee"), with reference to the following facts:

                                   RECITALS:

     A. Indemnitee is an officer and/or member of the Board of Directors of the Company or a subsidiary thereof and in such capacity is performing a valuable service for the Company.

     B. Recent developments with respect to the terms and availability of directors' and officers' liability insurance ("D & O Insurance") and with respect to the application, amendment and enforcement of statutory and by-law indemnification provisions generally have raised questions concerning the adequacy and reliability of the protection afforded to officers and directors thereby.

     C. The Company and Indemnitee further recognize the substantial increase in corporate litigation subjecting officers and directors to expensive litigation risks at the same time as D & O Insurance has been severely limited.

     D. Indemnitee does not regard the current protection available as adequate given the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to serve as such without adequate protection.

     E.   In order to resolve such questions and thereby induce
          Indemnitee to serve as an officer and/or director of the Company, the Company has determined and agreed to enter into this contract with Indemnitee, and the Board of Directors of the Company has approved the same.

     NOW, THEREFORE, in consideration of Indemnitee's continued service as an officer and/or director after the date hereof, the parties hereto hereby agree as follows:

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                                  AGREEMENT:

     1. Indemnification of Indemnitee. The Company hereby agrees to hold harmless and indemnify Indemnitee to the full extent authorized or permitted by the General Corporation Law of the State of Delaware, or by any amendment thereof or other statutory provision authorizing or permitting such indemnification which is adopted after the date hereof.

     2.  Additional Indemnity. Subject only to the exclusions set forth in section 3 hereof, the Company hereby further agrees to hold harmless and indemnify Indemnitee:

     (a) Against any and all expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative or in connection with any appeal related thereto (including an action by or in the right of the Company), and whether in law, equity or otherwise, to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party or otherwise, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

     (b) Otherwise to the fullest extent as may be provided to Indemnitee by the Company under the provisions of Article X of the Certificate of Incorporation of the Company, Article VII of the By-laws of the Company and the Delaware General Corporation law.

     3. Limitations on Additional Indemnity. No indemnity pursuant to section 2 hereof shall be paid by the Company:

     (a) in respect to remuneration paid to Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

     (b) on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

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     (c)  on account of Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct;

     (d) on account of Indemnitee's conduct on which it is finally adjudged that Indemnitee derived an improper personal benefit;

     (e) if a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful;

     (f)  under the circumstances described in section 6.2 hereof; or

     (g) in respect of any action brought by Indemnitee unless (i) the bringing of said action shall have been approved by the Board of Directors of the Company, (ii) such indemnification is expressly required to be made by law, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the Delaware General Corporation law, or (iv) the proceeding is initiated pursuant to section 4.2 hereof.

     4.   Advancement of Expenses; Indemnification Procedure.

          4.1. Expenses incurred by Indemnitee in defending a civil or criminal action, suit or proceeding referenced in section 2 hereof shall be paid by the Company in advance of the final disposition of such action, suit or proceeding at the written request of Indemnitee, provided Indemnitee undertakes to repay such amount to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification.

          4.2. Any indemnification and advances provided for in section 1, section 2 or section 4.1 hereof shall be made no later than 45 days after receipt of the written request of Indemnitee, and Indemnitee shall be deemed entitled to indemnification in accordance with said request, unless a reasonable and good faith determination is made within said 45-day period by (i) the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to such proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the Company's shareholders, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that Indemnitee is not entitled to indemnification because his conduct falls within one of the exceptions set forth in section 3 hereof or he is otherwise not entitled to indemnification as a matter of law.

     5. Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust, employee benefit plan or

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other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, or in connection with any appeal related thereto, and whether in law, equity or otherwise, by reason of the fact that Indemnitee was an officer, director and/or key employee of the company or serving in any other capacity referred to herein.

     6. Notification and Defense of Claim.

          6.1. Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

          (a) the Company will be entitled to participate therein at its own expense; and

          (b) except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above.

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          6.2. The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent, which shall be given or withheld in Indemnitee's sole discretion.

     7.  Enforcement.

          7.1. The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce Indemnitee to continue as an officer, director and/or key employee of the Company, and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity.

          7.2. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in the forum in which the proceeding is or was pending, or, if such forum is not available or a determination is made that such forum is not convenient, in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful, in whole or in part, in such action, the Company shall reimburse Indemnitee for all of Indemnitee's reasonable fees and expenses in bringing and pursuing such action. The Company shall be entitled to raise by pleading as an affirmative defense to any action for which a claim for indemnification is made under sections 1 and 2 hereof that Indemnitee is not entitled to indemnification because of the limitations set forth in section 3 hereof. Neither the failure of the Company (including its Board of Directors, its shareholders or independent legal counsel) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors, its shareholders or independent legal counsel) that such indemnification is improper shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

     8. Additional Indemnification Rights. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify Indemnitee to the full extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the By-laws or by statute. In the event of any changes, after the date of this Agreement, in any applicable law, statute or rule which expand the right of a Delaware corporation to indemnify an officer, director or key employee, such changes shall be, ipso facto, within the purview of Indemnitee's rights and the Company's obligations under this Agreement. In the event of any changes in any applicable law, statute or rule which narrow the right of a Delaware corporation to indemnify an officer, director or key employee, such changes, to the extent not otherwise required by such law, statute

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or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

     9. Contract Rights Not Exclusive. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, provision of the Company's Certificate of Incorporation or By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

     10. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, federal law may override Delaware law and prohibit the Company from indemnifying its directors and officers. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and that other federal legislation prohibits indemnification for certain ERISA violations.

     11. Miscellaneous Provisions.

          11.1. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

          11.2. This Agreement shall be binding upon Indemnitee and upon the Company, its successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns.

          (a) The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Company or to serve at the request of the Company as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

          (b) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

          11.3. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

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          11.4. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provision hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Company shall nevertheless indemnify Indemnitee to the fullest extent provided by the By-laws, the corporate law of the State of Delaware or any other applicable law.

          11.5. This Agreement sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements between the parties with respect thereto, whether written or oral.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                   IRVINE SENSORS CORPORATION
                                   a Delaware corporation

                                   By: ________________________________


                                   Indemnitee


                                   ____________________________________

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